CIRCLE REPORTS THIRD QUARTER 2025 RESULTS NEW YORK – NOVEMBER 12, 2025 — Circle Internet Group, Inc. (NYSE: CRCL) today announced results for the third quarter of fiscal year 2025. Financial Highlights ● USDC in circulation of $73.7 billion at quarter end grew 108% year-over-year ● Total revenue and reserve income of $740 million grew 66% year-over-year ● Net Income of $214 million increased 202% year-over-year ● Adjusted EBITDA of $166 million grew 78% year-over-year Corporate & Commercial Highlights ● More than 100 Companies Joined the Launch of Arc Public Testnet: Brands representing some of the most important companies in banking, payments, digital assets, technology, capital markets, asset issuers and developers participated in the Arc public testnet launch. ● Arc Token: Circle is exploring the possibility of launching a native token on the Arc Network. ● Circle Payments Network (CPN) Expansion: 29 financial institutions enrolled on CPN, 55 additional going through eligibility reviews and 500 in the pipeline. ● Increasing Adoption: New partnerships and expanded collaborations across digital assets, banking infrastructure, payments, international dollar access and capital markets that included Brex, Deutsche Börse Group, Finastra, Fireblocks, Hyperliquid, Kraken, Unibanco Itaú and Visa. “Circle continued to see accelerating adoption of USDC and our platform in the third quarter as we build the new Economic OS for the internet,” said Jeremy Allaire, Co-Founder, Chief Executive Officer, and Chairman at Circle. “The launch of the Arc public testnet met with extraordinary enthusiasm from partners across traditional and digital finance – evidence of the deep and diverse ecosystem forming around open, programmable money. As digital dollars become integrated with the technological utility of the internet, Circle’s infrastructure is helping global finance move with greater trust, transparency and velocity. With growing circulation, accelerating commercial partnerships and expanding collaboration across industries, we’re proud of the tangible progress toward a more open and efficient global financial system.” 1

Key Financial Results and Operating Indicators The following table presents our key results and operating indicators, as well as the relevant GAAP measures, for the periods indicated: Key Financial Results Q3 2025 YoY Change ($ in millions unless noted otherwise) Total Revenue and Reserve Income $740 66% Revenue Less Distribution Costs(1) $292 55% RLDC Margin(2) 39% (270bps) Net Income from Continuing Operations $214 202% Net Income from Continuing Operations Margin(3) 29% NM Adjusted EBITDA(4) $166 78% Adjusted EBITDA Margin(4) 57% 737bps Key Operating Indicators Q3 2025 YoY Change (USDC related figures in $ billions; meaningful wallets in millions) USDC in Circulation, end of period $73.7 108% Average USDC in Circulation $67.8 97% Reserve Return Rate 4.2% (96bps) USDC on Platform, end of period $10.2 1,277% Daily Weighted-Average Percentage of USDC on Platform 13.5% 1,172bps USDC Minted $79.7 128% USDC Redeemed $67.3 112% Stablecoin Market Share, end of period(5) 29% 643bps Meaningful Wallets, end of period(6) 6.3 77% (1) Revenue Less Distribution Costs (RLDC) is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs. (2) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income. (3) Net Income from Continuing Operations Margin is calculated as Net Income from Continuing Operations / Total Revenue and Reserve Income. 2

(4) Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented. Adjusted EBITDA Margin is calculated as Adjusted EBITDA / Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs. (5) Defined as the amount of USDC in circulation as a percentage of USD-denominated fiat-backed stablecoins in circulation above $100 million, according to CoinMarketCap. (6) Onchain digital asset wallets that hold more than $10 USDC. Third Quarter 2025 Financial Highlights and Operating Results ● Reserve Income of $711 million increased 60% year-over-year, primarily from the 97% growth in average USDC in circulation, partially offset by a 96 bps decline in the reserve return rate. ● Other Revenue of $29 million up $28 million year-over-year as subscription and services revenue and transaction revenue grew strongly. ● Total Distribution, Transaction and Other Costs of $448 million increased 74% year-over-year, primarily from increased distribution payments reflecting higher USDC circulation balances and growth in Coinbase’s average on-platform holdings of USDC, and other strategic partnerships. ● Operating Expenses of $211 million increased 70% year-over-year, primarily from higher compensation expenses, including $59 million of stock-based compensation expense in Q3. ● Adjusted Operating Expenses of $131 million increased 35% year-over-year, primarily driven by higher cash compensation expenses due to increased average headcount of 14%, and general and administrative expenses. ● Net Income of $214 million increased 202% year-over-year and included an income tax benefit of $61 million due to stock-based compensation expense, research and development tax credits and the impact of recently enacted U.S. tax legislation. Net Income also included a $48 million benefit from the decrease in fair value of our convertible debt caused by a lower stock price in the third quarter. ● Adjusted EBITDA of $166 million increased 78% year-over-year reflecting the revenue growth from higher USDC in circulation and the operating leverage inherent in our business model. Other Notable Items and Recent Developments ● Arc public testnet: Circle announced the launch of Arc public testnet on Oct 28, with more than 100 participating companies. Arc is the Circle Layer-1 blockchain designed to meet the needs of developers and companies seeking to bring more economic activity onchain with programmable financial infrastructure for the global economy. Notably, the launch includes leading institutions spanning capital markets, banks, asset managers, insurers, payments, fintech and technology, as well as all parts of the digital asset ecosystem. ● Native token on Arc: Circle is exploring the possibility of launching a native token on the Arc network which could foster network participation to drive adoption, further align the interests of Arc stakeholders and support the long-term growth and success of the Arc network. ● CPN: CPN now supports flows in 8 countries with 29 financial institutions enrolled on CPN, 55 additional going through eligibility reviews and 500 in the pipeline. Since launch in late May this year, activity has grown sharply with annualized transaction volume based on trailing 30 day activity of $3.4 billion as of November 7, 2025. 3

- **Increasing adoption:** A number of key partnerships and collaborations with USDC were announced since the second quarter, including with Brex, Deutsche Börse Group, Finastra, Fireblocks, Hyperliquid, Kraken, Unibanco Itaú and Visa.
- **USYC growth:** Our tokenized money market fund, USYC, grew over 200% from June 30, 2025 to November 8, 2025, to approximately $1 billion.

Forward Outlook

To give investors insight into our business and expectations, management is providing guidance on the following key performance indicators.

Key Indicator	Period	Prior Outlook	Updated Outlook
USDC in Circulation	Multi-year through cycle	40% CAGR	No change
Other Revenue	FY 2025	$75-$85M	$90-$100M
RLDC Margin(1)	FY 2025	36-38%	~38%
Adjusted Operating Expenses(2)	FY 2025	$475-$490M	$495-$510M

(1) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income.
(2) Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented.

- **Other Revenue:** We have raised the range to $90-$100M primarily as a result of higher subscription and services revenue in the third quarter, and underlying growth dynamics in transaction revenue.
- **RLDC Margin:** We anticipate RLDC Margin to be ~38%, the upper end of our prior outlook.
- **Adjusted Operating Expenses**: We have raised the range to $495-$510M, reflecting growing investment in building our platform, capabilities and global partnerships to meet the accelerating market interest and opportunity, as well as higher payroll taxes anticipated from option exercises.

Conference Call and Livestream Information

Circle will host a conference call to discuss the results for the third quarter 2025 on November 12, 2025 at 8:00 am ET. Circle's Investor Relations website at https://investor.circle.com will provide access to the live webcast, as well as a replay of the call and transcript shortly following earnings.

In addition to filings with the Securities and Exchange Commission, Circle uses its Investor Relations website (https://investor.circle.com), its blog (https://www.circle.com/blog), press releases (https://www.circle.com/pressroom), public conference calls and webcasts, its X feed (https://x.com/circle), and its Linkedin page (https://www.linkedin.com/company/circle-internet-financial) as a means of disclosing material nonpublic information, announcing upcoming investor conferences

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and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor these mediums in addition to following Circle’s SEC filings. Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including for the third quarter ended September 30, 2025; our plans with respect to the anticipated future expenses and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market conditions, trends and growth; expectations relating to customer behaviors and preferences; our market position; potential market opportunities; and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: intense and increasing competition from new and existing issuers offering competing products, combined with the rise of yield-bearing digital assets, including TMMFs, that are attractive to digital asset trading participants, may reduce market demand and circulation of Circle stablecoins; stablecoins may face periods of uncertainty, loss of trust, or systemic shocks resulting in the potential for rapid redemption requests (or runs), and extreme scenarios, such as market shocks that affect the value of USDC’s reserves or simultaneous requests to redeem all or substantially all USDC in circulation, or concerns related to Circle stablecoin reserves, may lead to redemption delays and USDC reserves being insufficient to meet all redemption requests; as a relatively new innovation, stablecoins are particularly susceptible to operational challenges and risks, including due to surges in demand; any negative publicity regarding stablecoins or the broader digital asset industry may have an outsized negative effect on consumer confidence; the acceptance of Circle stablecoins could be negatively impacted by the disruptions in secondary marketplaces that facilitate the purchase and sale of Circle stablecoins; the GENIUS Act will change the payment stablecoin ecosystem and may affect our business in ways that cannot yet be known; the GENIUS Act amends the U.S. federal securities laws to explicitly exclude from the definition of “security” payment stablecoins issued by PPSIs, which will include USDC, however, until those amendments are effective, we will continue to rely on our conclusion that USDC is not a security under the U.S. federal securities laws; we hold a substantial amount of USDC reserves in the Circle Reserve Fund and thus are subject to risks associated with the issuer, the manager, and the custodian of the Circle Reserve Fund; any significant disruption in our or our third-party service providers’ or partners’ technology could result in a loss of customers or funds and adversely impact our business, results of operations, financial condition, and prospects; our customers’ funds and digital assets may fail to be adequately safeguarded by us or the third-party service providers upon whom we rely; our inability to maintain existing relationships with financial 5 institutions and similar firms or to enter into new such relationships could impact our ability to offer services to customers; we are subject to credit risks in respect of counterparties, including banks and other financial institutions; if we are unable to maintain existing distribution arrangements or enter into additional distribution arrangements on less favorable financial terms, USDC and EURC in circulation and Circle’s financial results may be adversely affected; the Arc network may not be successful and we may not realize a return on our investments and resources devoted to this project; any potential launch of a native token on the Arc network is uncertain and may pose additional risks to Circle; our products and services may be exploited by our customers, employees, service providers, and other third parties to facilitate illegal activity such as fraud, money laundering, terrorist financing, gambling, tax evasion, and scams; our compliance and risk management methods might not be effective; fluctuations in interest rates could impact our results of operations; we are subject to an extensive and highly evolving regulatory landscape; the regulatory environment to which we are subject gives rise to various licensing requirements, significant compliance costs and other restrictions, and noncompliance could result in a range of penalties, including fines, compliance costs, operational restrictions, reputational damage, and loss of licenses; we are subject to laws, regulations, and executive orders regarding economic and trade sanctions, anti-bribery, AML, and counter-terrorism financing that could impair our ability to compete in international markets or subject us to criminal or civil liability if we violate them; and insiders will continue to have substantial control over Circle and limit shareholders ability to influence the outcome of key transactions, including a change of control. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are, or will be included, in our filings we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 to be filed with the SEC on November 12, 2025. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. ### About Circle Internet Group, Inc. Circle (NYSE: CRCL) is a global financial technology firm that enables businesses of all sizes to harness the power of digital currencies and public blockchains for payments, commerce and financial applications worldwide. Circle is building the world’s largest, most-widely used, stablecoin network, and issues, through its regulated affiliates, USDC and EURC stablecoins. Circle provides a comprehensive suite of financial and technology services that empower enterprises and developers to integrate stablecoins and blockchains into their products, services and business operations. Contacts Investor Relations investors@circle.com Media Relations press@circle.com 6

CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED BALANCE SHEETS 7 (in $ thousands, except share information) September 30, 2025 December 31, 2024 (unaudited) ASSETS Current assets: Cash and cash equivalents $ 1,348,901 $ 750,981 Cash and cash equivalents segregated for corporate-held stablecoins  837,143  294,493 Cash and cash equivalents segregated for the benefit of stablecoin holders  73,372,843  43,918,572 Accounts receivable, net  22,154  6,418 Stablecoins receivable, net  1,000  6,957 Prepaid expenses and other current assets  321,343  187,528 Total current assets  75,903,384  45,164,949 Non-current assets: Restricted cash  3,222  3,558 Investments  81,781  84,114 Fixed assets, net  23,486  18,682 Digital assets  51,550  31,330 Goodwill  266,384  169,544 Intangible assets, net  411,990  331,394 Deferred tax assets, net  13,414  10,223 Other non-current assets  25,797  20,615 Total assets $ 76,781,008 $ 45,834,409 LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY Current liabilities: Deposits from stablecoin holders $ 73,267,103 $ 43,727,363 Accounts payable and accrued expenses  268,955  287,007 Convertible debt, net of debt discount 149,094 — Other current liabilities  16,604  16,597 Total current liabilities  73,701,756  44,030,967 Non-current liabilities: Convertible debt, net of debt discount —  40,717 Deferred tax liabilities, net  31,345  29,559 Warrant liability —  1,591 Other non-current liabilities  24,551  21,281 Total non-current liabilities  55,896  93,148 Total liabilities $ 73,757,652 $ 44,124,115

8 Commitments and contingencies Redeemable convertible preferred stock Redeemable convertible preferred stock ($0.0001 par value, nil and 139.8 million shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively; aggregate liquidation preference of nil and $1.1 billion as of September 30, 2025 and December 31, 2024, respectively) —  1,139,765 Stockholders’ equity Class A common stock ($0.0001 par value; 2.5 billion and 300.0 million authorized as of September 30, 2025 and December 31, 2024, respectively; 215.2 million and 56.4 million issued and outstanding as of September 30, 2025 and December 31, 2024, respectively)  23  6 Class B common stock ($0.0001 par value; 500.0 million and nil authorized as of September 30, 2025 and December 31, 2024, respectively; 19.0 million and nil issued and outstanding as of September 30, 2025 and December 31, 2024, respectively)  2 — Class C common stock ($0.0001 par value; 500.0 million and nil authorized as of September 30, 2025 and December 31, 2024, respectively; nil issued and outstanding as of September 30, 2025 and December 31, 2024) — — Treasury stock at cost (5.0 million shares held as of September 30, 2025 and December 31, 2024)  (2,877)  (2,877) Additional paid-in capital  4,437,594  1,792,969 Accumulated deficit  (1,426,125)  (1,223,213) Accumulated other comprehensive income  14,739  3,644 Total stockholders’ equity 3,023,356  570,529 Total liabilities, redeemable convertible preferred stock and stockholders’ equity $ 76,781,008 $ 45,834,409

CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (in thousands, except per share information) Three Months Ended Nine Months Ended September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Revenue and reserve income Reserve income $ 711,241 $ 445,215 $ 1,903,426 $ 1,228,117 Other revenue  28,518 547  72,984 12,769 Total revenue and reserve income  739,759 445,762 1,976,410 1,240,886 Distribution, transaction and other costs Distribution and transaction costs  447,199 257,422  1,200,983 707,065 Other costs  413 281  1,218 5,752 Total distribution, transaction and other costs  447,612  257,703  1,202,201  712,817 Operating expenses Compensation expenses 129,295  65,269  708,307  194,022 General and administrative expenses  45,477  33,337 119,301  99,583 Depreciation and amortization expenses  23,002  13,122  51,091  37,347 IT infrastructure costs  9,401  6,865 25,833  20,074 Marketing expenses  5,623  4,382  17,393  10,838 Digital assets (gains) losses  (1,671)  1,285  3,906  (159) Total operating expenses  211,127  124,260 925,831 361,705 Operating income (loss) from continuing operations 81,020  63,799 (151,622) 166,364 Other (expense) income, net 72,071  22,365 (91,453)  44,843 Net income (loss) from continuing operations before income taxes 153,091  86,164  (243,075)  211,207 Income tax expense (benefit) (61,294)  15,168 (40,151)  58,649 Net income (loss) from continuing operations $ 214,385 $ 70,996 $ (202,924) $ 152,558 Earnings (loss) per share: Basic $ 0.93 $ 0.00 $ (1.53) $ 0.32 Diluted $ 0.64 $ 0.00 $ (1.53) $ 0.25 Weighted-average shares used in computing earnings (loss) per share: Basic  229,895  54,553 132,422 54,309 Diluted  266,682  73,125 132,422 73,026 9

Quarterly Results of Operations The following table summarizes certain key financial performance measures derived from our unaudited quarterly consolidated statements of operations data for each of the three months ended September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025. The information for each of these periods has been prepared on the same basis as our audited annual consolidated financial statements and, in the opinion of management, reflects all adjustments of a normal, recurring nature that are necessary for the fair statement of the results of operations for these periods. Three months ended (in $ millions, except RLDC Margin and Net Reserve Margin) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Reserve Income $ 711 $ 634 $ 558 $ 433 $ 445 Other Revenue  29  24  21  2  1 Total Revenue and Reserve Income $ 740 $ 658 $ 579 $ 435 $ 446 Distribution and Transaction Costs $ 447 $ 406 $ 347 $ 304 $ 257 Other Costs  0  0  0  1  0 Total Distribution, Transaction and Other Costs $ 448 $ 407 $ 348 $ 305 $ 258 Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs $ 292 $ 251 $ 231 $ 131 $ 188 RLDC Margin(1) 39% 38% 40% 30% 42% Net Reserve Margin(2) 37% 36% 38% 30% 42% Note: Figures presented may not sum precisely due to rounding. (1) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income. (2) Net Reserve Margin is Reserve Income less Distribution and Transaction Costs as a percentage of Reserve Income. 10

Non-GAAP Financial Measures We report our financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, Adjusted EBITDA and Adjusted Operating Expenses are non-GAAP financial measures regarding our operational performance. Management and our board of directors use non-GAAP financial measures to (i) monitor and evaluate the growth and performance of our business operations, (ii) evaluate our historical and prospective financial performance as well as our performance relative to our competitors, (iii) review and assess the performance of our management team and other employees, and (iv) prepare budgets and evaluate strategic investments. Accordingly, we believe that non-GAAP measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Non-GAAP financial measures, including Adjusted EBITDA and Adjusted Operating Expenses, have limitations as financial measures and should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA is calculated as net income (loss) from continuing operations excluding: depreciation and amortization expense; interest expense, net of amortization of discounts and premiums; interest income; income tax expense (benefit); stock-based compensation expense; certain legal expenses; realized and unrealized (gains) losses, net, on digital assets held for investment, other related investments and strategic investments; realized (gains) losses on available-for-sale debt securities; impairment losses on strategic investments; merger termination expenses; restructuring expenses; acquisition-related costs; change in fair value of convertible debt, warrant liability, and embedded derivatives; losses on sale of long-lived assets; and foreign currency exchange (gain) loss. We believe it is useful to exclude non-cash charges, such as depreciation and amortization, stock-based compensation expense, and change in fair value of various financial instruments from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax expense (benefit), interest income, interest expense, and non-routine items as these items are not components of our core business operations. Adjusted Operating Expenses Adjusted operating expenses excludes depreciation and amortization, future Donor Advised Fund (DAF) contributions to the Circle Foundation, digital asset (gains) losses, and stock-based compensation. We believe it is useful to exclude certain non-cash charges from Adjusted Operating Expenses because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We have provided a reconciliation below of Adjusted EBITDA to Net Income (Loss) from Continuing Operations and of Adjusted Operating Expenses to Operating Expenses, in each case, the most directly comparable GAAP financial measure. 11

CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS) FROM CONTINUING OPERATIONS

(in $ thousands)	Three Months Ended				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net income (loss) from continuing operations	**$ 214,385**	**$ (482,100)**	**$ 64,791**	**$ 4,433**	**$ 70,996**
Adjusted for:					
Depreciation and amortization expense	23,002	14,209	13,880	13,507	13,122
Interest expense, net of amortization of discounts and premiums	354	344	335	357	548
Interest income[(1)]	(13,453)	(9,952)	(7,965)	(8,646)	(9,253)
Income tax expense (benefit)	(61,294)	(3,903)	25,046	5,934	15,168
Stock-based compensation expense	59,081	434,966	12,716	11,142	12,763
Legal expenses[(2)]	3,014	1,706	1,905	4,834	1,813
Realized and unrealized (gains) losses, net, on digital assets held for investment, other related investments and strategic investments	(2,267)	(5,738)	8,263	(4,470)	(1,955)
Realized (gains) losses on available-for-sale debt securities	-	-	-	(75)	(9)
Impairment losses on strategic investments	500	506	-	1,580	623
Restructuring expenses[(3)]	-	-	-	-	646
Acquisition-related costs[(4)]	-	-	535	1,054	-
Change in fair value of convertible debt, warrant liability, and embedded derivatives	(56,212)	167,724	2,382	4,225	(12,369)
Losses on sale of long-lived assets	6	4	12	7	9
Foreign currency exchange (gain) loss	(655)	8,067	539	(1,157)	1,183
Adjusted EBITDA	**$ 166,461**	**$ 125,833**	**$ 122,439**	**$ 32,725**	**$ 93,285**

(1) Reflects interest income from corporate cash and cash and cash equivalents balances. For the avoidance of doubt, this amount does not include the impact of reserve income.

(2) Reflects litigation expenses related to the FT Partners litigation, legal and settlement expenses related to legacy businesses, and legal fees related to the one-time establishment of new governance structures to comply with U.S. regulatory requirements.

(3) Reflects one-time restructuring expenses incurred in connection with our change in domicile from the Republic of Ireland to the state of Delaware.

(4) Reflects one-time legal and professional services costs related to the Hashnote acquisition.

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CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

(in $ thousands)	Three Months Ended				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Operating expenses	$ 211,127	$ 576,718	$ 137,986	$ 130,026	$ 124,260
Adjusted for:					
Stock-based compensation expense[1]	(59,081)	(434,966)	(12,716)	(11,142)	(12,763)
Depreciation and amortization expense[2]	(23,002)	(14,209)	(13,880)	(13,507)	(13,122)
Digital asset (gains) losses[3]	1,671	693	(6,270)	4,093	(1,285)
Adjusted Operating Expenses	$ 130,715	$ 128,236	$ 105,120	$ 109,470	$ 97,090

(1) Stock-based compensation expense represents equity compensation, a non-cash expense.
(2) Depreciation and amortization expense includes depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets.
(3) Digital assets (gains) losses represent the fair value gains/losses of digital assets, a non-cash expense.

CIRCLE INTERNET GROUP, INC. – FORWARD OUTLOOK RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

(in $ millions)	FY 2025	
	Low	High
Operating expenses	$ 1,153	$ 1,193
Adjusted for:		
Stock-based compensation expense[1]	(556)	(571)
Depreciation and amortization expense[2]	(70)	(80)
Digital asset (gains) losses[3]	(4)	(4)
DAF contribution[4]	(28)	(28)
Adjusted Operating Expenses	$ 495	$ 510

(1) Stock-based compensation expense represents equity compensation, a non-cash expense. The range of guidance depends on incremental headcount through the rest of the year.
(2) Depreciation and amortization expense includes depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets. The range of the guidance depends on capitalization rates, total stock-based compensation and cash compensation throughout the rest of the year.
(3) Digital assets (gains) losses represent the year to date fair value gains/losses of digital assets, a non-cash expense, and we are not forecasting the amounts in Q4'25.
(4) DAF contribution represents our anticipated transfer of 268,240 shares of Class A common stock to the Donor Advised Fund for the Circle Foundation and is a non-cash expense arising from donating the company's equity. The amount is estimated as at the closing stock price of CRCL on November 7, 2025 ($103.14), however, such amount will be dependent on the stock price on the date of transfer.

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